[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                      LUXOR
                                    LAS VEGAS
                        1998 WHOLESALE CONTRACT AGREEMENT

This Agreement is between Las Vegas Reservation Systems (Hereinafter referred to as "SUPPLIER") and Ramparts, Inc. (hereinafter referred to as "HOTEL"), whereby HOTEL agrees to provide room nights to SUPPLIER and SUPPLIER agrees to provide occupied room nights to HOTEL based upon the terms, provisions and conditions set forth herein.

I.       TERM OF AGREEMENT

         The term of this Agreement will commence January 1, 1998 and continue through December 31, 1998 unless earlier terminated as provided in this agreement.

II.      ROOM ALLOTMENT

         A. HOTEL will supply SUPPLIER with the number of rooms for the nights specified ("room allotment") and at the rates specified in Exhibit A attached hereto.

         B. Room allotments are not transferable or assignable by SUPPLIER to any party.

         C. All rooms will be located at Luxor Las Vegas. However, should circumstances beyond the control of HOTEL occur (such as fire, flood or the elements, acts of God, riots, labor strikes, civil commotion, utility failure, mechanical or electrical failure, or similar events beyond the control of HOTEL), HOTEL may find it necessary to relocate the group to a comparable hotel. The room rate for the comparable hotel will be at the same room rate specified in Exhibit A attached hereto.

III.     ROOM RATES

         A.       All room rates are valid for the periods specified in Exhibit
                  A. Sunday through Thursday nights will receive the midweek rate, Friday and Saturday nights will be subject to the weekend rate.

         B. The room rates for each room night are set forth in Exhibit A. If more than two (2) persons occupy a room, an additional
                  $[*] per night, triple occupancy, and $[*] per night, quad occupancy will be added to the contracted room rate. No more than four (4) persons may share a room. Children under age twelve (12) may share a room with their parents at no additional charge, provided no portable beds are requested.

                              LUXOR HOTEL / CASINO
          3900 Las Vegas Boulevard, South Las Vegas, Nevada 89119-1000
               Post Office Box 98640 Las Vegas, Nevada 89193-8640
                            Telephone (702) 262-4000
                                  www.luxor.com

         C. Room rates do not include Clark County tax (currently nine percent {9%}) or other applicable taxes or charges imposed by authorities on the sale of room nights (currently none). The taxes and charges are subject to change without notice. The taxes and charges in effect on the date the room night is used will be added to the room rate.

         D. Room rates do not include any commission, fee or other payment to SUPPLIER HOTEL is not responsible for payment of any commission, fee or other payment to SUPPLIER.

IV.      BAGGAGE HANDLING

         A. Room rates do not include baggage handling fees. A $3.50 per person, per visit baggage handling fee will be charged for all groups (10 or more rooms reserved in a single reservation), or those guests requiring and having prepaid such baggage service. ALL BAGS must be properly tagged with guest's name. This $3.50 baggage fee is subject to change.

V.       ROOM LIST

         A. [*] prior to each arrival date, SUPPLIER must supply to the HOTEL Reservation Department a Rooming List, setting out the total number of guests, roommate assignments, arrival and departure information and any other information requested by HOTEL.

         B. If the Rooming List is not received [*] prior to the arrival date, the HOTEL reserves the right to cancel the entire room allotment for that specific date by telephonic or facsimile notice to SUPPLIER.

         C.       The number of rooms requested in the [*] Rooming
                  List will fix the number of rooms reserved by SUPPLIER for the arrival date specified, unless SUPPLIER has guaranteed additional rooms as permitted in section VI. B.
                  below.

         D. SUPPLIER agrees to promptly notify HOTEL of any changes in the Rooming List. Receipt of such notice will not obligate HOTEL to accommodate requests for additional rooms, except as permitted under section VI.B., nor will it release SUPPLIER from its 48 hour guarantee of the number of rooms fixed in the [*] Rooming List.

VI.      ROOM GUARANTEE


         A. If SUPPLIER fails to consistently utilize its entire room allotment, the HOTEL may reduce SUPPLIER'S room allotment to a level consistent with SUPPLIER's room usage.

         B. SUPPLIER agrees to notify HOTEL whenever it appears that SUPPLIER will not fully utilize its room allotment for any date(s). At [*] and at [*] prior to each arrival, SUPPLIER shall provide HOTEL with its expected room allotment utilization. HOTEL reserves the right to reduce SUPPLIER'S room allotment for any date(s) should SUPPLIER'S expected use of its room allotment as disclosed in the [*] notice fall below the room allotment originally allocated to SUPPLIER. If HOTEL reduces SUPPLIER'S room allotment, SUPPLIER will retain the remainder of the room allotment guaranteed to SUPPLIER for all remaining rooms under this Agreement (unless HOTEL has elected to reduce the room allotment as provided above as a result of SUPPLIER'S consistent underutilization of rooms) and the room allotment requested in the [*] notice. If SUPPLIER does not wish to permit HOTEL to reduce its room allotment for a particular date(s). SUPPLIER may retain its room allotment by guaranteeing the first night's room, tax and baggage handling fee (if applicable) for the number of rooms specified by SUPPLIER.

         C. The number of rooms requested in the [*] Rooming List will fix the number of rooms guaranteed by SUPPLIER for the arrival date specified. Any portion of the room allotment not reserved by SUPPLIER'S submission of a Rooming List will automatically be released to HOTEL. Should SUPPLIER require any additional rooms after submission of the Rooming List, HOTEL will attempt, but shall have no obligation, to accommodate SUPPLIER with rooms at the contracted room rate.

         D. SUPPLIER guarantees payment of the first room night for the number of rooms requested in the [*] Rooming List, regardless of check-in times, except that such rooms may be canceled without cost until [*] before scheduled arrivals. SUPPLIER will be charged for the first night's room, tax and baggage handling fee (if applicable) for any cancellations inside [*].

         E. It is the policy of HOTEL to provide the highest level of services to its SUPPLIER. As such, Hotel reserves the right to make allowances on room and tax charges for cancellations received between [*] and [*], as each case warrants. An allowance by HOTEL in one instance will not obligate
                  HOTEL to give allowance in any other instance.

VII.     CHECK-IN/CHECK-OUT

         SUPPLIER shall notify all guests of check-in and check-out times and that identification and a cash deposit or a credit card imprint to cover incidental room charges will be required at check-in. Check-in time is 3:00 p.m. and check-out time is 11:00 a.m.

VIII.    DEPOSIT/LETTER OF CREDIT

         On or before, December 1, 1997, SUPPLIER shall provide HOTEL with a cash deposit or an irrevocable Letter of Credit in the amount of $[*] for full performance of SUPPLIER'S obligations under this Agreement. The letter of Credit must be in a form acceptable to HOTEL enabling HOTEL to draw upon the Letter of Credit on demand by HOTEL. The Letter of Credit must be issued for sixty (60) days beyond the term of this agreement (March 1, 1999). The Letter of Credit must be payable through a United States Bank. In the event of any default by SUPPLIER, HOTEL may apply or retain all or any part of the deposit or Letter of Credit to cure any default or to reimburse HOTEL for any loss, cost or expense which HOTEL may incur by reason of the default. If any part of the deposit or Letter of Credit is used, SUPPLIER, on demand will restore the deposit or Letter of Credit to its original amount. All cash deposits will be held without interest and will be held for sixty
         (60) days beyond the termination of this Agreement, or until all sums due HOTEL under this Agreement have been paid in full, whichever is later.

IX.      PAYMENT PROCEDURES

         A. Supplier is responsible for obtaining payment for room, tax and baggage handling (if applicable) from it clients. All room, tax and baggage handling (if applicable) charges will be billed to SUPPLIER. An invoice for the room charges, taxes and baggage handling will be sent to SUPPLIER within seven (7) days of each departure. Payment from SUPPLIER must be received by HOTEL within [*] of the invoice date.

         B. In the event of SUPPLIER'S breach and/or default of this Agreement, HOTEL may apply or retain all or any part of the deposit amount or Letter of Credit to cure any default or to reimburse HOTEL for any loss, cost or expense which HOTEL may spend by reasons of the default.

         C. In the event of termination of this Agreement by either party, the HOTEL shall retain SUPPLIER'S deposit or Letter of Credit for a period of sixty (60) days following termination, or until all sums due to HOTEL under this Agreement have been paid in full, whichever is later.

         D. SUPPLIER will inform individual guests that they are responsible for all incidental charges incurred during their stay and will use its best efforts to assist HOTEL in the collection of such incidental charges.

         E. Vouchers will be used for identification purposes only at the hotel Front Desk. Full payment is due from the invoice only. HOTEL will provide numbers from room list, which appears on invoice next to the guests name.
                  Vouchers will not be returned with the invoice for payment.

X.       LEISURE TRAVEL

         SUPPLIER understands that the rates and room commitments allocated by HOTEL are for the exclusive use of its "leisure", i.e., vacation travel clients. Any business that HOTEL would obtain from SUPPLIER that SUPPLIER knows would encompass banquet or meeting space or that constitutes a part of the convention, incentive, meeting or association markets, will be charged at the HOTEL'S current room rate for those markets, and detailed in a separate agreement.

XI.      USE OF HOTEL'S TRADEMARK/ADVERTISING

         This Agreement does not constitute a grant by the HOTEL to SUPPLIER of the right to use any HOTEL trade names, trademarks or service marks except as may be specifically authorized in writing by the HOTEL. SUPPLIER agrees that it will not use any verbal or printed advertising or promotional material, brochures or printed matter using the HOTEL'S Trade name, Trademark or Service Mark without such material first being reviewed and authorized in writing by the HOTEL.

XII.     NO AGENCY/INDEMNIFICATION

         SUPPLIER agrees to indemnify, defend and hold harmless the HOTEL, from any and all claims of loss, damage, injury or expense arising out of the terms of this Agreement, including but not limited to any claims brought by SUPPLIER's guest as to room allotments, room availability, room rates, package inclusions, conditions and charges.

XIV.     NON-PERFORMANCE

         If SUPPLIER fails to pay any invoice for services rendered, if SUPPLIER fails to perform any of its other obligations under this Agreement, or if SUPPLIER ceases doing business as a going concern, SUPPLIER will be in default and HOTEL at its option, may immediately terminate this Agreement by giving written notice to

         SUPPLIER, in addition to pursuing all other remedies available to it.

XV.      TERMINATION

         This Agreement may be canceled by either party upon thirty (30) days written notice.

XVI.     OVER BOOKING/FORCE MAJURE:

         HOTEL shall attempt to provide all rooms as specified and committed to the client, subject however, to OVER BOOKING resulting from unusually low number of no-shows and cancellations based on historical trends and circumstances beyond the control of the Hotel, such as acts of God, riots, labor strikes, civil commotion, or otherwise. Should HOTEL deem it necessary to relocate a confirmed group, to the extent practicable, HOTEL will notify client in advance of the situation requiring relocation and attempt to book rooms at a comparable facility. Client will be responsible to prepay the HOTEL accepting the group.

XVII.    GENERAL

         This agreement constitutes the entire Agreement between HOTEL and SUPPLIER. All prior or contemporaneous agreements or understandings, written or oral, are superseded hereby and merged herein. This Agreement may be modified only in writing, signed by both parties. The Agreement shall be governed by the laws of the State of Nevada.

HOTEL:                                          SUPPLIER

RAMPARTS, INC. a                                LAS VEGAS RESERVATION SYSTEMS
Nevada Corporation                              8951 West Sahara
                                                Las Vegas, NV 89117

By: /s/ John E. Borla                           By: /s/ Timothy Poster
    --------------------------------                ---------------------------
John E. Borla                                   Timothy Poster

Its: Director of Sales                          Its: President

By: /s/ Edward L. Muncey
    --------------------------------
    Edward L. Muncey

Its: Sales Manager
98lvrs


Dec 31 - Jan 2              **New Years 170                                170



* COMDEX (October 16, 1998) - report all rooms sold (October 26, 1998) - final room manifest due

**       NEW YEAR'S (December 8, 1998) - report all rooms sold (December 15,
         1998) - final room manifest due

***      NOVEMBER 19, 1998 $[*] for stay through's, $[*] for arrivals

****     NOVEMBER 19, 1998 For Mini-Suite Arrivals only

                                 LUXOR LAS VEGAS
                                      1998
                          LAS VEGAS RESERVATION SYSTEMS
                                    Exhibit A


                               Run-of-House                Run-of-House                Mini-Suite             Mini-Suite
                               Room rates                  Room blocks                 Room Rates             Room Blocks
                               Sun-Thur     Fri & Sat      Sun-Thur       Fri & Sat    Sun-Thu      Fri & Sat Sun-Thu      Fri & Sat
Jan 1-3                           [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Jan 4-7                           [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Jan 8-10         CES              [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Jan 11 - Feb12                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Feb 13-15        President's      [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Feb 16                            [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Feb 17-20        MAGIC            [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Feb 21 - Apr 4                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Apr 5-7          NAB              [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Apr 8 - May 16                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

May 17-21                         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

May 22-24        Memorial         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

May 25-28                         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

May 29 - Jul 2                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Jul 3-4          July 4th Wknd    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Jul 5 - Sep 3                     [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Sep 4-6          Labor Day        [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Sep 7 - 10                        [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Sep 11 - Oct 8                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Oct 9-11         Columbus         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Oct 12 - Nov 5                    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 6-8          Veterans         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 9-14                          [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 15-18        *Comdex          [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

***Nov 19        ***180/41        [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 20-25                         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 26-28        Thanksgiving     [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Nov 29 - Dec 12                   [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Dec 13-23                         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Dec 24-26        X-Mas Holiday    [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Dec 27-30                         [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]

Dec 31 - Jan 2   **New Years      [*]         [*]             [*]            [*]          [*]          [*]       [*]          [*]



                                                                          98LVRS

* COMDEX (October 16, 1998) - report all rooms sold (October 26, 1998) - final room manifest due

** NEW YEAR'S (December 8, 1998) - report all rooms sold (December 15, 1998) - final room manifest due

*** NOVEMBER 19, 1998 $[*] for stay through's, $[*] for arrivals

**** NOVEMBER 19, 1998 For Mini-Suite Arrivals only